UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/ A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 28, 2018
GCP APPLIED TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-137533	47-3936076
(Commission File Number)	(IRS Employer Identification No.)

62 Whittemore Avenue
Cambridge, Massachusetts	2140
(Address of Principal Executive Offices)	(Zip Code)
(617) 876-1400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Form 8-K filed on July 2, 2018 by GCP Applied Technologies Inc. (the "Report") solely for the purpose of including a conformed signature on the signature page of the electronic filing. The conformed signature was inadvertently omitted from the signature page of the electronic filing of the Report. No other changes were made to this Report or the exhibits thereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2018, the Board of Directors of GCP Applied Technologies Inc. (the “Company”) elected James F. Kirsch as a director of the Company, effective October 1, 2018. Mr. Kirsch served as Chairman, President and Chief Executive Officer of Ferro Corporation, a producer of specialty materials and chemicals, from 2004 to 2012. Prior to joining Ferro in 2004, Mr. Kirsch was President of Quantum Composites, Inc., a manufacturer of thermoset molding compounds, parts and assemblies for the automotive, aerospace, electrical and HVAC markets.

Mr. Kirsch, who will stand for election by the stockholders at the Company’s 2019 Annual Meeting of Stockholders, has been appointed to serve on the Audit, Compensation, Corporate Responsibility, and Nominating and Governance Committees of the Board of Directors. As a non-employee director, Mr. Kirsch will receive compensation as described in the “Director Compensation” section of the Company’s 2018 Proxy Statement.

A copy of the press release announcing the election of Mr. Kirsch is included with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.
(d)                                 Exhibits

Exhibit No.	Description
99.1	Press release issued by GCP Applied Technologies dated July 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APLIED TECHNOLOGIES INC.
(Registrant)

By: /s/ John W. Kapples_______
John W. Kapples
Vice President, General Counsel and Secretary

Date:    July 2, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by GCP Applied Technologies dated July 2, 2018